Nasdaq: CNFR Fulfilling the Unique Needs of Specialty Insurance Markets as a Long-Term Partner Q2 2024 Investor Conference Call August 14, 2024

Safe Harbor Statement This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our earnings press release for the quarter ended June 30, 2024, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Q2 2024 Highlights Strategic Shift Agency Commission Income for Q2 2024: $8.8M +8.6M over Q2 2023 Focus is on a production-based revenue model Maintaining profitable premium in Texas and Midwest homeowners business Future Profitability Expected Q2 2024 Expense Ratio: 32.1%, well below 35%near-term target Optimizing Commercial Lines business through utilization of capacity providers with A.M. Best ratings of A- or better Broader reach for existing profitable programs Adjusted Book Value of $2.26 per share Includes $28.8M of DTAs ($2.36 per share) Total adjusted book value of $2.26 as of quarter ended June 30, 2024 3 Strategic Shift: Scalable & Sustainable Profitability through Production-Based Revenue Model

Conifer Holdings, Inc. provides niche market insurance programs through Conifer Insurance Services, Conifer Insurance Company and White Pine Insurance Company on both an admitted and E&S basis. Program Portfolio Cannabis Craft Beverage CBD & Hemp Food & Beverage Liquor Liability Marijuana Liability Workers’ Compensation Specialty Homeowners Conifer’s Infrastructure Conifer Insurance Company Founded in 2009 Licensed & Admitted in 4 States (MI, IL, IN, SD) E&S in 49 States (Exc. NY) White Pine Insurance Company Founded in 2010 Licensed & Admitted in 44 States & DC 4 Conifer Insurance Services Wholly owned general agency Acts as a conduit for retail agents to access and write E&S and admitted policies for Conifer and White Pine Insurance Companies Facilitates specialty programs and markets on a select basis

Our Lines Of Business Commercial Personal 5 Gross Written Premium for Q2 2024: $19.0 Million, Down 57.5% YoY

Gross written premium decrease reflects the Company’s strategic decision to reduce premium leverage on operating subsidiaries and focus on commission-based revenue through its wholly owned MGA, Conifer Insurance Services Utilization of capacity providers with A.M. Best ratings of A- or better offers opportunity to expand reach in key markets for existing profitable programs, while governing risk through a scalable and sustainable production-based revenue model Commercial Lines represented roughly 36% of the premium written in Q2 2024 $34.8 $6.8 MILLIONS (80.5)% Gross Written Premium Commercial Lines 6 YTD June 30, 2024 Top Five States Gross Written Premium $ in thousands Michigan $ 12,688 64.9% Ohio 1,338 6.8% West Virginia 690 3.5% Kentucky 671 3.4% Pennsylvania 634 3.3% All Other 3,523 18.1% Total $ 19,544 100.0%

$9.9M $12.2M MILLIONS Gross Written Premium Personal Lines gross written premium represented approximately 64% of total premium in Q2 2024 Growth in Personal Lines premium for the quarter was generated primarily through low-value dwelling segment in Texas and the Midwest +23.0% Personal Lines YTD June 30, 2024 Top Five States Gross Written Premium $ in thousands Texas $ 16,258 68.5% Oklahoma 6,138 25.9% Indiana 889 3.7% Illinois 355 1.5% Nevada 78 0.3% All Other 22 0.1% Total $ 23,740 100.0% 7

8 Q2 2024 Investment Portfolio Net Investment Income for Q2 2024: $1.5M Highly liquid portfolio of investment grade debt securities Total investment portfolio of $154.1M at June 30, 2024: Average duration: 2.6 years Average tax-equivalent yield: ~3.4% Average credit quality: AA+ Debt Security Portfolio Credit Rating $ in thousands June 30, 2024 Fair Value % of Total AAA $ 56,979 48% AA 36,882 31% A 16,622 14% BBB 8,888 7% Total Debt Securities $ 119,371 100% Debt Security Portfolio Allocation

Aligned and Experienced Management Team Insiders own 70% of outstanding stock Nicholas Petcoff CEO & Director As Chief Executive Officer of Conifer Holdings, Inc., Nick Petcoff oversees the Company's Underwriting, Reinsurance, Claims and Information Technology operations. Mr. Petcoff is also Director and President of Conifer Insurance Company and President of White Pine Insurance Company, both wholly owned subsidiaries of Conifer Holdings, Inc. He has been with the Company since 2009 and has more than 19 years of experience in the insurance industry. Mr. Petcoff’s distinctive skillset in the areas of Underwriting, Claims and Treaty Reinsurance equips him to direct the Company’s overall strategy, growing the business while enabling the Company to conceptualize and deftly respond to market needs. Brian Roney President As President of Conifer Holdings, Inc., Brian Roney oversees the Company's finance and investor relations functions, as well as general operations. He has been with the Company since 2010 and has more than 25 years of experience in the insurance industry. Mr. Roney has a B.A. from the University of Notre Dame and a M.B.A. from the University of Detroit. Mr. Roney has more than 35 years of financial services experience and spent 10 years in the securities industry as a principal with a broker- dealer, where he specialized in public and private offerings and held FINRA (NASD) Series 7, 24 and 63 licenses. Mr. Roney's prior experience with multiple publicly traded insurance companies brings vital public company expertise to the executive leadership team. Harold Meloche Chief Financial Officer & Treasurer As Chief Financial Officer and Treasurer of Conifer Holdings, Inc., Harold Meloche has primary responsibility over accounting and financial reporting. Mr. Meloche has been with the Company since 2013 and has over 30 years of experience in the insurance industry. Mr. Meloche is a registered Certified Public Accountant, and his analytical expertise bears considerable value to the Company’s financial leadership team. 9

Contact: Jessica Gulis (248) 559-0840 ir@cnfrh.com Appendix Income Statement Balance Sheet Summary Financial Information Adjusted Operating EPS 10

Net loss allocable to common shareholders of $4.0 million, or $0.32 per share, based on 12.2 million average shares outstanding For Q2 2024, adjusted operating loss was $3.6 million, or $0.30 per share Three Months Ended June 30, ($ in thousands, except per share data) 2024 2023 Gross Written Premium $ 18,971 $ 44,674 Net Written Premium 13,247 29,328 Net Earned Premium 16,666 23,183 Net Income (Loss) allocable to common shareholders (3,950) (4,739) EPS, Basic and Diluted $ (0.32) $ (0.39) Adjusted Operating Income (Loss) (3,636) (4,727) Adjusted Operating Income (Loss) per share $ (0.30) $ (0.39) Q2 2024 Income Statement 11

Shareholders’ equity of $(1.2) million – book value of $(0.10) per share $2.36 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $2.26 as of quarter ended June 30, 2024 Summary Balance Sheet $ in thousands June 30, 2024 June 30, 2023 Cash & Invested Assets $ 154,067 $ 166,651 Reinsurance Recoverables 82,972 62,333 Goodwill and Intangible Assets 985 985 Total Assets $ 292,934 $ 296,523 Unpaid Losses and Loss Adjustment Expenses 174,786 145,004 Unearned Premiums 44,820 78,468 Debt 24,832 34,031 Total Liabilities $ 294,099 $ 279,666 Total Shareholders' Equity $ (1,165) $ 16,857 June 30, 2024 Balance Sheet 12

Operating Results Three Months Ended June 30,  $ in thousands, except per share data 2024 2023 Gross Written Premiums $18,971 44,674 Ceded Written Premiums (5,724) (15,346) Net Written Premiums 13,247 29,328 Net Earned Premiums 16,666 23,183 Net Investment Income 1,505 1,354 Net Realized Investment Gains (Losses) (118) - Change in Fair Value of Equity Securities (196) (12) Other Gains (Losses) - - Agency commission income 8,831 211 Other Income 160 187 Total Revenue and Other Income 26,848 24,923 Losses and Loss Adjustment Expenses, Net 15,281 19,319 Policy Acquisition Costs 10,480 4,413 Operating Expenses 4,256 5,114 Interest Expense 869 820 Total Expenses 30,886 29,666 Income (Loss) before Equity Earnings in Affiliate and Income Taxes (4,038) (4,743) Equity Earnings in Affiliate, Net of Tax 228 4 Income Tax (Benefit) Expense (18) - Net Income (Loss) (3,792) (4,739) Preferred stock dividends 158 - Net income (loss) allocable to common shareholders (3,950) (4,739) Earnings (Loss) per Common Share, Basic and Diluted (0.32) (0.39) Weighted Average Common Shares Outstanding, Basic and Diluted 12,222,881 12,220,331 Summary Financial Information 13

Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding: 1) net realized investment gains and losses, 2) change in fair value of equity securities and 3) Other gains (losses). We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted Operating Income 14 * The Company has recorded a full valuation allowance against its deferred tax assets as of June 30, 2024 and June 30, 2023, respectively. As a result, there were no taxable impacts to adjusted operating income from the adjustments to net income (loss) in the table above after taking into account the use of NOLs and the change in the valuation allowance.